                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 14, 2002

                                  DRESSER, INC.

               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                      333-60778              75-2795365

(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)

                        15455 DALLAS PARKWAY, SUITE 1100
                              ADDISON, TEXAS 75001

                    (Address of Principal Executive Offices)

                              --------------------

                                 (972) 361-9800

              (Registrant's telephone number, including area code)

                              --------------------

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ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. The Registrant also filed an amendment on Form 10-Q/A to its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002 (the "Form 10-Q/A"). In connection with the filing of the Form 10-Q and the Form 10-Q/A, the Registrant has provided to the Securities and Exchange Commission the certifications, as required by 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002. Such certifications are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4. The foregoing exhibits are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2002                   DRESSER, INC.
                                         (registrant)


                                         By: /s/ Patrick M. Murray
                                            ------------------------------------
                                         Name: Patrick M. Murray
                                         Its: President, Chief Executive Officer



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                                Index of Exhibits

Exhibit No.       Description
-----------       -----------
99.1              Certification of Chief Executive Officer of Dresser, Inc.
99.2              Certification of Chief Financial Officer of Dresser, Inc.
99.3              Certification of Chief Executive Officer of Dresser, Inc.
99.4              Certification of Chief Financial Officer of Dresser. Inc.